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                                                                    Exhibit 99.2

               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Matthew H. Paull, Corporate Executive Vice President and Chief Financial Officer of McDonald's Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of McDonald's Corporation, and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they are made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with McDonald's Corporation's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

    [_] 2001 Annual Report on Form 10-K filed with the Commission of McDonald's Corporation;

    [_] all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of McDonald's Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

    [_]   any amendments to any of the foregoing.


                                         Subscribed and sworn to before me this
                                         12th day of August 2002.

By: /s/ Matthew H. Paull                 By:  /s/ Barbara A. Balle
    --------------------                      -----------------------
    Matthew H. Paull                          Notary Public

Date:  August 12, 2002                   My Commission Expires:
                                         July 31, 2005
                                         _________________________________

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